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                                                                   EXHIBIT 10.25

                             INTERCREDITOR AGREEMENT

                         INTERCREDITOR  AGREEMENT,  dated  as of May  30,  2003,
                    among DEUTSCHE BANK TRUST COMPANY AMERICAS, as Credit Agent, WILMINGTON TRUST COMPANY, as Trustee, and PLIANT CORPORATION.

                              W I T N E S S E T H :

        WHEREAS, the Company (such term and each other capitalized term used herein having the meanings set forth in Section 1 below), certain lenders, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, JPMorgan Chase Bank, as syndication agent, and The Bank of Nova Scotia, as documentation agent, are parties to the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000, as amended (as further amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement");

        WHEREAS, the Obligations of the Company under the Existing Credit Agreement are secured (together with certain other obligations) by various assets of the Company and certain Subsidiaries thereof;

        WHEREAS, the Company, certain Subsidiaries of the Company and the Trustee have entered into the Indenture dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Notes shall be governed;

        WHEREAS, the Company and certain lenders under the Existing Credit Agreement have entered into an Amendment dated as of May 22, 2003 (the "Amendment"), to the Existing Credit Agreement that, among other things, permits, subject to certain terms and conditions, (a) the issuance of $250,000,000 in principal amount of the Notes by the Company and (b) a second priority Lien on the Common Collateral to secure certain of the Noteholder Claims; and

        WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the parties hereto enter into this Agreement;

        Now, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1. (a) Definitions. As used in this Agreement, the following terms have the meanings specified below:

        "Agreement" means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

        "Amendment" has the meaning set forth in the recitals hereto.

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                                                                               2

        "Bank Indebtedness" means any and all amounts payable under or in respect of the Credit Agreement and any Refinancing Indebtedness (as defined in the Indenture) with respect thereto, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof. It is understood and agreed that Refinancing Indebtedness in respect of the Credit Agreement may be Incurred (as defined in the Indenture) from time to time after termination of the Credit Agreement.

        "Bankruptcy Law" means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

        "Business Day" means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

        "Cash Management Obligations" means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services in connection with any automated clearing house transfers of funds or any similar transactions.

        "Commodity Hedge Obligations" means, with respect to any Person, all obligations of such Person in respect of any commodity price protection agreement or other commodity price hedging arrangement or other similar agreement or arrangement.

        "Common Collateral" means all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

        "Company" means Pliant Corporation, a Utah corporation.

        "Comparable Noteholder Collateral Document" means, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, that Noteholder Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.

        "Credit Agent" means Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) in its capacity as collateral agent under the Existing Credit Agreement and the Security Documents (as defined in the Existing Credit Agreement) and also includes its successors hereunder as collateral agent for the Senior Lenders (or if there is more than one such successor agent, such agents representing the Senior Lenders holding a majority of the Senior Lender Claims) under the Senior Credit Agreement in accordance with Section 5.6, exercising substantially the same rights and powers, or if there is no acting Credit Agent under the Senior Credit Agreement, the Required Lenders.

        "Credit Agreement" means the credit agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (and further amended by Amendments No. 1 through 6), among the Company, Aspen Industrial, S.A. de C.V., the financial institutions party

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                                                                               3

thereto as lenders, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and JPMorgan Chase Bank, as syndication agent, together with related documents thereto including any guarantee agreements and security documents, as further amended, modified, supplemented, restated, renewed, refunded, replaced, restructured, repaid or refinanced from time to time (including any agreement extending the maturity thereof or increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries (as defined in the Indenture) of the Company as additional borrowers or guarantors thereunder) whether with the original agents and lenders or otherwise and whether provided under the original credit agreement or other credit agreements or otherwise.

        "Credit Facilities" means one or more (a) debt facilities (including the Credit Agreement) or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments), or (c) instruments or agreements evidencing any other Indebtedness, in each case, as amended, supplemented, modified, extended, renewed, restated or refunded in whole or in part from time to time.

        "Discharge of Senior Lender Claims" means, except to the extent otherwise provided in Section 5.6, payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the First-Lien Credit Facilities or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with such First-Lien Credit Facilities, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

        "Existing Credit Agreement" has the meaning set forth in the recitals hereto.

        "First-Lien Credit Facilities" means (a) the Credit Facilities provided pursuant to the Credit Agreement and (b) any other Credit Facility, that, in the case of both clauses (a) and (b), is secured by a Permitted Lien (as defined in the Indenture) described in clause (a) of the definition thereof and (except for the Credit Facilities provided pursuant to the Existing Credit Agreement) is designated by the Company as a "First-Lien Credit Facility" for purposes of the Indenture.

        "Future First-Lien Credit Facility" means any First-Lien Credit Facility (other than the Existing Credit Agreement) that is designated by the Company as a "First-Lien Credit Facility" for purposes of the Indenture.

        "Future Other First-Lien Obligations" means all Obligations of the Company or any other Grantor in respect of Cash Management Obligations or Hedging Obligations that are designated by the Company as "Credit Agreement Obligations" for purposes of the Indenture (other than any Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations).

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                                                                               4

        "Grantors" means the Company and each of the Subsidiaries that has executed and delivered a Noteholder Collateral Document or a Senior Collateral Document.

        "Hedging Obligations" means, with respect to any Person, all obligations and liabilities of such Person in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements, (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates or
(c) Commodity Hedge Obligations.

        "Indebtedness" means and includes all obligations that constitute "Indebtedness" within the meaning of the Indenture or the Senior Credit Agreement.

        "Indenture" has the meaning set forth in the recitals hereto.

        "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

        "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

        "Noteholder Claims" means all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them.

        "Noteholder Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

        "Noteholder Collateral Documents" means the Noteholder Pledge Agreement, the Noteholder Security Agreement, the Noteholder Mortgages and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

        "Noteholder Documents" means (a) the Indenture, the Notes, the Noteholder Collateral Documents and any document or instrument evidencing or governing any Other Second-Lien Obligations (as defined in the Indenture) and any (b) other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

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        "Noteholder Mortgages" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Noteholder Claims or under which rights or remedies with respect to any such Liens are governed.

        "Noteholder Pledge Agreement" means the Second Priority Pledge Agreement, dated as of May 30, 2003, among the Company, the other Grantors and the Trustee.

        "Noteholder Security Agreement" means the Second Priority Security Agreement, dated as of May 30, 2003, among the Company, the other Grantors and the Trustee.

        "Noteholders" means the Persons holding Noteholder Claims.

        "Notes" means (a) the initial $250,000,000 in principal amount of 11 1/8% Senior Secured Notes due 2009 to be issued by the Company, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of May 30, 2003, and the Initial Purchasers (as defined therein) and (c) any additional notes issued under the Indenture by the Company, to the extent permitted by the Indenture and the Senior Credit Agreement.

        "Obligations" means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations or (d) any Cash Management Obligations or Hedging Obligations.

        "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

        "Pledged Collateral" means (a) the Common Collateral in the possession of the Credit Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code, and (b) the "Pledged Securities" under, and as defined in, the Noteholder Pledge Agreement.

        "Recovery" has the meaning set forth in Section 6.5.

        "Required Lenders" means, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Company or any of the Subsidiaries therefrom, or consent of the Required Lenders required under this Agreement, those Senior Lenders the approval of which is required to approve such amendment or modification of, termination or waiver of any provision of or consent or departure from the Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement).

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        "Senior Collateral Documents" means the Security Documents (as defined in the Existing Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are governed.

        "Senior Credit Agreement" means the Existing Credit Agreement; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the Existing Credit Agreement (without giving effect to Section 5.6), then, to the extent provided in Section 5.6, the term "Senior Credit Agreement" means the Future First-Lien Credit Facility designated by the Company as the "Senior Credit Agreement" in accordance with such Section.

        "Senior Lender Cash Management Obligations" means any Cash Management Obligations secured by any Common Collateral under the same Senior Collateral Documents that secure Obligations under the Senior Credit Agreement.

        "Senior Lender Claims" means (a) all Bank Indebtedness and all other Indebtedness outstanding under one or more of any other First-Lien Credit Facilities, including any Future First-Lien Credit Facilities, the Indebtedness under each of which (i) constitutes Permitted Debt (as defined in the Indenture) or is otherwise permitted by the Indenture, (ii) is designated by the Company as "Credit Agreement Obligations" for purposes of the Indenture and (iii) is secured by a Permitted Lien (as defined in the Indenture) described in clause
(a) of the definition thereof, (b) all other Obligations (not constituting Indebtedness) of the Company or any Grantor under the Credit Agreement or any such other First-Lien Credit Facility, including all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations, and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under the Senior Lender Documents or any Future First-Lien Credit Facility (including any Cash Management Obligations or Hedging Obligations) shall constitute a "Senior Lender Claim" if the Credit Agent or the relevant Senior Lender or Senior Lenders shall have received a written representation from the Company in or in connection with the Senior Lender Documents evidencing such Obligation that such Obligation constitutes a "Credit Agreement Obligation" under and as defined in the Indenture (whether or not such Obligation is at any time determined not to have been permitted to be incurred under the Indenture).

        "Senior Lender Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

        "Senior Lender Documents" means the Senior Credit Agreement, the Senior Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for or evidencing any other Obligation under the Credit Agreement or any Future First-Lien Credit Facility or any

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Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Indebtedness arising under any Senior Lender Document.

        "Senior Lender Hedging Obligations" means any Hedging Obligations secured by any Common Collateral under the same Senior Collateral Documents that secure Obligations under the Senior Credit Agreement.

        "Senior Lenders" means the Persons holding Senior Lender Claims, including the Credit Agent.

        "Subsidiary" means any "Subsidiary" of the Company, as defined in the Indenture or the Senior Credit Agreement.

        "Trustee" means Wilmington Trust Company, in its capacity as trustee under the Indenture and collateral agent under the Noteholder Collateral Documents, and also includes its successors hereunder as collateral agent for the Noteholders under the Noteholder Collateral Documents.

        "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

        (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

        Section 2. Lien Priorities.

        2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Trustee or the Noteholders on the Common Collateral or of any Liens granted to the Credit Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of

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the Credit Agent or any Senior Lenders or any agent or trustee therefor shall be senior in all respects and prior to any Lien on the Common Collateral securing any of the Noteholder Claims; and (b) any Lien on the Common Collateral now or hereafter held by or on behalf of the Trustee or any Noteholders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims. All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Noteholder Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

        2.2 Prohibition on Contesting Liens. Each of the Trustee, for itself and on behalf of each Noteholder, and the Credit Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of (a) a Lien held by or on behalf of any of the Senior Lenders in the Senior Lender Collateral or (b) a Lien held by or on behalf of any of the Noteholders in the Common Collateral (in the case of this clause (b), to secure Obligations in respect of Notes referred to in clause (a), (b) or (c) of the definition of the term "Notes" in Section 1(a)), as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Credit Agent or any Senior Lender to enforce this Agreement, including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1.

        2.3 No New Liens. So long as the Discharge of Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, if the Trustee shall hold any Lien on any assets of the Company or any other Grantor securing any Noteholder Claims that are not also subject to the first-priority Lien of the Credit Agent under the Senior Lender Documents, the Trustee, upon demand by the Credit Agent or the Company, will either release such Lien or assign it to the Credit Agent as security for the Senior Lender Claims (in which case the Trustee may retain a junior lien on such assets subject to the terms hereof).

        Section 3. Enforcement.

        3.1     Exercise of Remedies.

        (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Trustee and the Noteholders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Credit Agent or any Senior Lender, the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the

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                                                                               9

Common Collateral and (ii) the Credit Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Trustee or any Noteholder; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Trustee may file a claim or statement of interest with respect to the Noteholder Claims, and (B) the Trustee may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of the Credit Agent or the Senior Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Credit Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

        (b) The Trustee, on behalf of itself and the Noteholders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Common Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Trustee and the Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.

        (c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) the Trustee, for itself and on behalf of the Noteholders, agrees that the Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Credit Agent or the Senior Lenders under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and
(ii) the Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights it or the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Credit Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of the Credit Agent or Senior Lenders is adverse to the interest of the Noteholders.

        (d) The Trustee hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Noteholder Document shall be deemed to restrict in any way the rights and remedies of the Credit Agent or the Senior Lenders with respect to the Common Collateral as set forth in this Agreement and the Senior Lender Documents.

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                                                                              10

        3.2 Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Trustee, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Credit Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents or otherwise.

        Section 4. Payments.

        4.1 Application of Proceeds. As long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Credit Agent to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of the Senior Lender Claims, the Credit Agent shall deliver to the Trustee any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Trustee to the Noteholder Claims in such order as specified in the relevant Noteholder Documents.

        4.2 Payments Over. Any Common Collateral or proceeds thereof received by the Trustee or any Noteholder in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Credit Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Credit Agent is hereby authorized to make any such endorsements as agent for the Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

        Section 5. Other Agreements.

        5.1     Releases.

        (a)     If:

            (i) all other Liens (other than Permitted Liens (as defined in the Indenture) under clauses (b) - (aa) of the definition of Permitted Liens in the Indenture) on any Common Collateral securing Credit Agreement Obligations or any Other Second-Lien Obligations then secured by that Common Collateral (including all commitments thereunder) are released; provided that after giving effect to the release, Senior Secured Claims secured by Liens on the remaining Common Collateral remain outstanding;

            (ii) any Common Collateral is disposed of pursuant to a transaction permitted or not prohibited under the Indenture;

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                                                                              11

            (iii) the Company provides substitute collateral for any Common Collateral with at least an equivalent fair value, as determined in good faith by the Board of Directors of the Company;

            (iv) all of the stock of any of the Subsidiaries that is Common Collateral is released or any Subsidiary that is a Note Guarantor (as defined in the Indenture) is released from its Note Guarantee (as defined in the Indenture); or

            (v) the Company so requests in respect of Common Collateral with a fair value, as determined in good faith by the Board of Directors of the Company, of up to $2.0 million in any calendar year; subject to a cumulative carryover for any amount not used in any prior calendar year, then

the Liens, if any, of the Trustee, for itself or for the benefit of the Noteholders, on such Common Collateral (and, in the case of clause (iv) above, on the assets of such Subsidiary that constitute Common Collateral) shall be automatically, unconditionally and simultaneously released and the Trustee, for itself and on behalf of any such Noteholder, promptly shall execute and deliver to the Credit Agent or such Grantor such termination statements, releases and other documents as the Credit Agent or such Grantor may request to effectively confirm such release; provided that a Grantor shall not be released from its guaranty of the Noteholder Claims pursuant to this Section if such Grantor will remain liable under a guaranty in respect of the Senior Subordinated Notes or other Subordinated Obligations (each as defined in the Indenture).

        (b) The Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Credit Agent and any officer or agent of the Credit Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such holder or in the Credit Agent's own name, from time to time in the Credit Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

        5.2 Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Credit Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to the Common Collateral shall be paid to the Credit Agent for the benefit of the Senior Lenders to the extent required under the Senior Lender Documents and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Credit Agent in accordance with the terms of Section 4.2.

        5.3     Amendments to Noteholder Collateral Documents.

        (a) Without the prior written consent of the Credit Agent and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would be prohibited by or inconsistent with any of the terms of the Senior Lender Documents. The Trustee agrees that each Noteholder Collateral Document shall include the following language (or language to similar effect approved by the Credit Agent):

    "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Pliant Corporation, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Credit Agent, and Wilmington Trust Company, as Trustee. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

In addition, the Trustee agrees that each Noteholder Mortgage covering any Common Collateral shall contain such other language as the Credit Agent may reasonably request to reflect the subordination of such Noteholder Mortgage to the Senior Collateral Document covering such Common Collateral.

        (b) In the event that the Credit Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the Senior Credit Agreement or, if no Senior Credit Agreement then exists, for the other Senior Lender Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Credit Agent, the Senior Lenders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Indenture and the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by the Trustee, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1, and (B) notice of such amendment, waiver or consent shall have been given to the Trustee.

        5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustee and the Noteholders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Noteholder Claims in accordance with the terms of the Noteholder Documents and applicable law as if the Common Collateral was not Noteholder Collateral. Nothing in this Agreement shall prohibit the receipt by the Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Credit Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

        5.5     Bailee for Perfection.

        (a) The Credit Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Pledge Agreement, subject to the terms and conditions of this Section 5.5.

        (b) Except as otherwise specifically provided herein, until the Discharge of Senior Lender Claims has occurred, the Credit Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Noteholder Collateral Documents did not exist. The rights of the Trustee and the Noteholders shall at all times be subject to the terms of this Agreement and to the Credit Agent's rights under the Senior Lender Documents.

        (c) The Credit Agent shall have no obligation whatsoever to the Trustee or any Noteholder to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Credit Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Trustee for purposes of perfecting the Lien held by the Trustee.

        (d) The Credit Agent shall not have by reason of the Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Trustee or any Noteholder.

        (e) Upon the Discharge of Senior Lender Claims, the Credit Agent shall deliver to the Trustee the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Trustee to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

        5.6 When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred with respect to the Existing Credit Agreement the Company designates any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the Credit Agent of amendments, waivers and consents hereunder. Upon receipt of notice of such designation (including the identity of the new Credit Agent), the Trustee shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new Credit Agent shall request in order to provide to the new Credit Agent the rights of the Credit Agent contemplated hereby and (ii) deliver to the Credit Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Credit Agent to obtain control of such Pledged Collateral).

        Section 6. Insolvency or Liquidation Proceedings.

        6.1 Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Credit Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law ("DIP Financing"), then the Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Credit Agreement or, if no Senior Credit Agreement exists, under the other Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to Senior Lender Claims under this Agreement.

        6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Trustee, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Credit Agent and the Required Lenders.

        6.3 Adequate Protection. The Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Credit Agent or the Senior Lenders for adequate protection or (b) any objection by the Credit Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Credit Agent's or the Senior Lenders' claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the Trustee, on behalf of itself and any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this Agreement, and (ii) in the event the Trustee, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Trustee, on behalf of itself or any of the Noteholders, agrees that the Credit Agent shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement.

        6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Credit Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Trustee or any of the Noteholders, including the seeking by the Trustee or any Noteholder of adequate protection or the asserting by the Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise.

        6.5 Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a "Recovery"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Lender Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

        Section 7. Reliance; Waivers; etc.

        7.1 Reliance. The consent by the Senior Lenders to the execution and delivery of the Noteholder Documents to which the Senior Lenders have consented and the grant to the Trustee on behalf of certain of the Noteholders of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Credit Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

        7.2 No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that each of the Credit Agent and the Senior Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Credit Agent nor any Senior Lender shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Noteholder Documents), regardless of any knowledge thereof that they may have or be charged with.

        7.3     No Waiver of Lien Priorities.

        (a) No right of the Senior Lenders, the Credit Agent or any of them to enforce any provision of this Agreement or any Senior Lender Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Senior Lender or the Credit Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof that the Credit Agent or the Senior Lenders, or any of them, may have or be otherwise charged with;

        (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Senior Lender Documents), the Senior Lenders, the Credit Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Trustee or any Noteholder, without incurring any liabilities to the Trustee or any Noteholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

            (i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Lender Claims or any Lien on any Senior Lender Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Credit Agent or any of the Senior Lenders, the Senior Lender Claims or any of the Senior Lender Documents;

            (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Company or any other Grantor to the Senior Lenders or the Credit Agent, or any liability incurred directly or indirectly in respect thereof;

            (iii) settle or compromise any Senior Lender Claim or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Lender Claims) in any manner or order; and

            (iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Senior Lender Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

        (c) The Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Credit Agent shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Credit Agent, arising out of any and all actions that the Senior Lenders or the Credit Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Senior Lender Collateral. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Credit Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise; and

        (d) The Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights that a junior secured creditor may have under applicable law.

        7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Credit Agent and the Senior Lenders and the Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

        (a) any lack of validity or enforceability of any Senior Lender Documents or any Noteholder Documents;

        (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

        (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

        (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

        (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

        Section 8. Miscellaneous.

        8.1 Conflicts. (a) Subject to Section 8.20, in the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

        (b) The parties hereto agree that if any amendments to this Agreement (i) are required to comply with any amendment to the Trust Indenture Act made after the date hereof and (ii) are reasonably determined by the Credit Agent not to be adverse to the Credit Agent or the other Senior Lenders, then such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable.

        8.2 Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims on reliance hereof. The Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Trustee or the Credit Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

        8.4 Information Concerning Financial Condition of the Company and the Subsidiaries. The Credit Agent and the Senior Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Credit Agent and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Credit Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (w) to make, and the Credit Agent and the Senior Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

        8.5 Subrogation. The Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

        8.6 Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. The Trustee, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

        8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Senior Lender Document or Noteholder Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

        8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee and the Credit Agent, respectively.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

        8.9 Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Credit Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Credit Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

        8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

        8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Credit Agent, the Senior Lenders, the Trustee, the Noteholders, the Company and their respective permitted successors and assigns.

        8.12 Specific Performance. The Credit Agent may demand specific performance of this Agreement. The Trustee, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Credit Agent.

        8.13 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

        8.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

        8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

        8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Senior Lender

Claims and Noteholder Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

        8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

        8.18 Credit Agent and Trustee. It is understood and agreed that (a) Deutsche Bank Trust Company Americas is entering into this Agreement in its capacity as Credit Agent and the provisions of Article VIII of the Existing Credit Agreement applicable to Deutsche Bank Trust Company Americas as administrative agent thereunder shall also apply to Deutsche Bank Trust Company Americas as Credit Agent hereunder, and (b) Wilmington Trust Company is entering in this Agreement in its capacity as Trustee and the provisions of Article 7 of the Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder.

        8.19 Designations. For purposes of the provisions hereof and the Indenture requiring the Company to designate Indebtedness for the purposes of the term "Credit Agreement Obligations" under the Indenture, "First-Lien Credit Facilities" or any other designations for any other purposes hereunder or under the Indenture, any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Trustee and the Credit Agent. For all purposes hereof and the Indenture, the Company hereby designates the Credit Facilities provided pursuant to the Existing Credit Agreement as the First-Lien Credit Facility and any Obligations (as defined in the Security Documents (as defined in the Existing Credit Agreement)), including any Obligations in respect of the Existing Credit Agreement, as "Credit Agreement Obligations" under the Indenture.

        8.20 Relative Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement,
(b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Document entered into in connection with the Senior Credit Agreement..

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                               Credit Agent:
                               DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as Credit Agent,

                               By:  /s/ Marco Orlando
                                    ------------------------
                                    Name: Marco Orlando
                                    Title:  Director

                               Address:

                               222 S. Riverside Plaza
                               MS CH105-2900
                               Chicago, IL 60606
                               Attention:  Marla Heller
                               Telecopy No.:  (312) 537-1324

                               Trustee:
                               WILMINGTON TRUST COMPANY,
                               as Trustee,

                               By:  /s/ James D. Nesci
                                    ------------------------
                                    Name: James D. Nesci
                                    Title: Authorized Officer

                               Address:

                               Rodney Square North
                               1100 North Market Street
                               Wilmington, DE 19890-0001
                               Attention:  Mary St. Amand
                               Telecopy No.:  (302) 636-4140

                               PLIANT CORPORATION

                               By:  /s/ Brian E. Johnson
                                    ------------------------
                                    Name:
                                    Title:

                               Address:

                               1475 Woodsfield Road, Suite 700
                               Schamburg, IL 60173
                               Attention:  Chief Financial Officer
                               Telecopy No.:  (847) 969-3361